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OPPENHEIMER

Principal Protected Main Street Fund III®

Summary Prospectus December 28, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 28, 2010, and pages 6 through 45 of its most recent Annual Report, dated August 31, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 24 of the prospectus and in the sections "How to Buy Shares" beginning on page 51 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class N Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class N Shares
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%
Other Expenses	0.34%	0.45%	0.34%	0.31%
Warranty Fee	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.18%	2.05%	1.94%	1.41%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$930	$1,190	$1,932	$689	$930	$1,190	$1,932
Class B Shares	$710	$949	$1,314	$2,070	$210	$649	$1,114	$2,070
Class C Shares	$299	$615	$1,057	$2,286	$199	$615	$1,057	$2,286
Class N Shares	$245	$449	$776	$1,703	$145	$449	$776	$1,703

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies. Oppenheimer Principal Protected Main Street Fund III is a “fund of funds” that normally invests a portion of its assets in shares of Oppenheimer Main Street Fund® and futures contracts on the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and a portion of its assets in U.S. Government securities. Effective January 12, 2009, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio, as explained further in the section “More About the Fund.” The Fund has an Offering Period, a Warranty Period and a Post-Warranty Period. Shares of the Fund were offered during an Offering Period but will not be offered during the Warranty Period, except in connection with reinvestment of dividends and distributions. The Offering Period was from October 7, 2004 through December 10, 2004.

The Warranty Period began on December 16, 2004 and will run until December 16, 2011 (the “Maturity Date”). During the Warranty Period, the Fund will seek primarily capital preservation, and secondarily high total return, formerly by allocating its assets between an equity portfolio (consisting of Class Y shares of Oppenheimer Main Street Fund and futures contracts on the S&P 500 Index) and a debt portfolio (consisting of U.S. Government securities, including zero coupon bonds and certain securities guaranteed by U.S. Government agencies and instrumentalities), and currently through its investments in the debt portfolio. Under the terms of the Warranty Formula (as defined below), between 0% to 100% of the Fund’s assets were allocated to the equity portfolio. During the Warranty Period, prior to January 12, 2009, the Fund invested a substantial portion of its assets in Class Y shares of Oppenheimer Main Street Fund (referred to as the “Underlying Fund”) and futures contracts on the S&P 500 Index. Effective January 12, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements is eliminated.

Effective June 30, 2009, the Fund has entered into a Financial Warranty Agreement (the “Warranty Agreement”) with Main Place Funding, LLC (the “Warranty Provider”) pursuant to which the Warranty Provider has issued, subject to certain conditions, a financial warranty (the “Financial Warranty”) to the Fund. This is explained further in the section “More About the Fund.”

The Warranty Agreement contains a mathematical formula (the “Warranty Formula”) which provides the maximum amount of the Fund’s assets that may be invested in the equity component on any given day during the Warranty Period. To avoid losing the benefits of the Financial Warranty, the Fund must satisfy conditions of the Warranty Agreement that require the Manager to make investment allocation decisions based on the Warranty Formula.

The Fund's debt portfolio will principally consist of zero coupon U.S. Government securities, but may also include certain other securities guaranteed by U.S. Government agencies and instrumentalities and securities issued by government sponsored enterprises which are neither guaranteed nor insured by the U.S. Government. The securities in the debt portfolio will have a maturity approximately equal to the period remaining in the Warranty Period. During the Post-Warranty Period, the Fund may invest its assets in shares of the Underlying Fund.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Most of the securities that the Fund invests in are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

RISKS ASSOCIATED WITH THE FINANCIAL WARRANTY. The Fund has entered into the Warranty Agreement with the Warranty Provider to try to make sure that on the Maturity Date shareholders will be able to redeem their shares of the Fund at their Warranty Amount. The Financial Warranty is solely the obligation of the Warranty Provider, as guaranteed by Bank of America Corporation (the “Guarantor.”) It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy the obligations under the Financial Warranty, and the financial position of the Guarantor may deteriorate and it would be unable to satisfy its obligations under its guarantee of the performance of warranty Provider’s obligation (the “Guarantee.”) As described above, shareholders could lose money if the Warranty Provider and Guarantor fail to or are unable to perform their obligations under the Warranty Agreement and Guarantee, respectively.
     The Warranty Agreement may be terminated by the Warranty Provider in certain circumstances, as discussed in “The Warranty Agreement and the Financial Warranty.” In such event, shareholders will not receive the Warranty Amount but instead will receive the Fund’s then-current net asset value when they redeem their shares, which may be lower than the Warranty Amount. Shareholders may receive less than their Warranty Amount in certain other circumstances as well. For example, the Warranty Agreement requires the Manager to make payments to the Warranty Provider upon the happening of certain specified events. If the Manager fails to make a required payment, the Warranty Provider may reduce its obligations under the Financial Warranty. As a result, a shareholder’s Warranty Amount may be reduced.
     In addition, as of January 12, 2009, the Manager has contractually reduced its management fee for the remainder of the Warranty Period, as the Fund became completely and irreversibly invested in the debt portfolio. The Manager has reduced the management fee to the extent necessary so that total annual operating expenses of the Fund are limited to certain agreed amounts (as described under “Advisory Fees”) for each share class (excluding certain extraordinary expenses and certain other expenses). However, if this reduction in the management fee is not sufficient to reduce total annual operating expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Under such circumstances, the aggregate Warranty Amount will be reduced by the portion of the Fund’s annual operating expenses that exceed these limits.
     Furthermore, a shareholder’s Warranty Amount per share will be reduced by the shareholder’s proportionate share of any certain extraordinary expenses incurred by the Fund, by any shortfall amount resulting from the negligence of the Manager, by dividends and distributions paid in cash, and by redemptions of Fund shares during the Warranty Period. If any of those were to occur, the shareholder will receive less than the shareholder’s original Warranty Amount on the Maturity Date. The Manager will not be responsible to the Fund for a reduction in the Warranty Amount due to an extraordinary expense or other shortfall resulting from the Manager’s negligent acts.

Risk of Default. A shareholder’s ability to receive the Warranty Amount depends on the financial condition of the Warranty Provider and the Guarantor. The Warranty Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would have no recourse against the Warranty Provider in the event it defaults on its obligation to the Fund. Since the Financial Warranty is solely an obligation of the Warranty Provider, as guaranteed by the Guarantor, an investment in the Fund involves a risk of loss if the Warranty Provider and the Guarantor are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, to the Fund. In the event of an act of insolvency by the Warranty Provider and the Guarantor, the Fund’s board of trustees (the “Board”) could take a variety of actions including replacing the Financial Warranty. However, the Board is under no obligation to replace the Financial Warranty or otherwise find a substitute provider of principal protection. In each of the above circumstances, shareholders could suffer a loss of principal. No entity or person is obligated to make up any shortfall in the event the Warranty Provider and Guarantor default on their obligations to the Fund and the Fund’s assets are insufficient to redeem the Fund’s shares for the Warranty Amount on the Maturity Date. The Warranty Provider may, under certain conditions, assign its obligations under the Warranty Agreement to an affiliate, provided the Warranty Provider’s parent company guarantees the obligations of the affiliate. The Warranty Provider may assign its obligations under the Warranty Agreement to a non-affiliate only if the Board and the Manager have consented to such assignment. There is a risk that the substitute Warranty Provider may not have the financial resources to fulfill its obligations under the Warranty Agreement.

     The availability of the Financial Warranty on the Maturity Date is conditioned upon the Manager and the Fund satisfying their respective obligations under the Warranty Agreement. Should the Manager or the Fund fail to satisfy their respective obligations under the Warranty Agreement, the Warranty Provider is permitted to terminate the Financial Warranty and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Maturity Date. In addition, the availability of the Financial Warranty on the Maturity Date is conditional upon the Manager and the Fund’s Custodian providing certain information to the Warranty Provider. If the Manager or the Custodian fails to provide such information, the Warranty Provider may require the Fund to invest exclusively in the debt portfolio, which will eliminate the Fund’s ability to participate in upward equity market movements.

Risks Associated with Asset Allocation.If Fund assets are largely invested in the debt portfolio, the Fund’s exposure to equity markets will decrease and the Fund’s performance will be more highly correlated with debt securities. Investment in debt securities during the Warranty Period reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities. In addition, the terms of the Warranty Agreement prescribe certain investment parameters within which the Fund must be managed during the Warranty Period to preserve the benefit of the Financial Warranty. Accordingly, the Warranty Agreement could limit the Manager’s ability to alter the allocation of Fund assets during the Warranty Period in response to changing market conditions. The terms of the Warranty Agreement could require the Fund to liquidate an equity or futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Manager otherwise would not recommend that the securities be sold.

     The asset allocation process may result in additional transaction costs. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate may increase the Fund’s transaction costs, which would adversely affect performance. Also, you may receive taxable gains from portfolio transactions by the Fund, whether you take payment in cash or reinvest them to purchase additional Fund shares.

Main Risks of Investing in Stock. The value of the Underlying Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
     The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.
     At times, the Underlying Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Underlying Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Who is the Fund Designed For? The Fund may be an appropriate investment for you if you:

•	Have an investment time horizon of at least 7 years (measured from the beginning of the Warranty Period)

•	Seek potential for growth but are concerned about capital preservation

•	Want a professionally managed and diversified portfolio

•	Are not seeking current income through cash dividends

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:

https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII.

[BAR CHART]-To be inserted by printer

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return (not annualized) for a calendar quarter was 5.28% (2nd Qtr 2007) and the lowest return (not annualized) for a calendar quarter was -4.68% (4th Qtr 2007).  For the period from January 1, 2010 to September 30, 2010, the cumulative return (not annualized) was 1.20%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	Life of Class
Class A Shares (inception October 7, 2004) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-5.76% -6.34% -3.74%	-0.03% -0.58% -0.12%	0.07% -0.47% -0.04%
Class B Shares (inception October 7, 2004)	-5.82%	-0.05%	0.19%
Class C Shares (inception October 7, 2004)	-1.79%	0.40%	0.45%
Class N Shares (inception October 7, 2004)	-1.26%	0.94%	0.98%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.10%*

* From 9/30/04

Investment Adviser. OppenheimerFunds, Inc. is the Fund’s investment adviser (the “Manager”).

Portfolio Manager. Sergei V. Polevikov has been a portfolio manager of the Fund since August 2007.

Purchase and Sale of Fund Shares. Shares of the Fund cannot be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchased Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Principal Protected Main Street Fund III

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundIII. You can also request additional information about the Fund or your account:

By Telephone:           Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)

By Mail:           For requests by mail:           For courier or express mail requests:

OppenheimerFunds Services      OppenheimerFunds Services

P.O. Box 5270                12100 East Iliff Avenue, Suite 300

Denver, Colorado 80217-5270     Aurora, Colorado 80014

On the Internet:      You can read or download information on the OppenheimerFunds website at www.oppenheimerfunds.com

PR0711.001.1210     The Fund's shares are distributed by:

    OppenheimerFunds Distributor, Inc.